Continued Turnaround Progress October 26, 2011 Celebrating Over 90 Years of Community Banking. Exhibit 99.1

Safe Harbor
Cautionary Note Regarding Forward-Looking Statements:
This presentation contains statements that are forward-looking, as that term is defined by the
Private Securities Litigation Act of 1995 or the Securities and Exchange Commission in its
rules, regulations and releases. PVF Capital Corp. (the “Company”) intends that such forward-
looking statements be subject to the safe harbors created thereby. All forward-looking statements are based on current expectation regarding important risk factors including, but not limited to, interest rate changes, real estate values, continued softening in the economy, which could materially impact credit quality trends and the ability to generate loans, changes in the mix of the Company’s business, competitive pressures, changes in accounting, tax or regulatory practices or requirements and those risk factors detailed in the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission.
Accordingly, actual results may differ from those expressed in the forward-looking statements, and the making of such statements should not be regarded as a representation by the
Company or any other person that results expressed therein will be achieved. This presentation contains time-sensitive information that reflects management’s best analysis only as of the date hereof. The Company does not undertake an obligation to publicly update or revise any forward-looking statements to reflect new events, information or circumstances, or otherwise.
Further information concerning issues that could materially affect financial performance related to forward-looking statements can be found in the Company’s periodic filings with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures
• This presentation includes certain financial information determined by methods other than in accordance with generally accepted accounting principles in the United States (“GAAP”). One non-GAAP performance metric that management believes is useful in analyzing underlying performance trends is pre-tax, pre-credit provision income.
This is the level of earnings adjusted to exclude the impact of:
– provision expense and credit related charges involving the valuation and disposition of other real estate owned, which are excluded because its absolute level is elevated and volatile in times of economic stress;
– available-for-sale and other securities gains/losses, which are excluded because in times of economic stress securities market valuations may also become particularly volatile; and
– certain items identified by management to be outside of ordinary banking activities, and/or by items that, while they may be associated with ordinary banking activities, are so unusually large that their outsized impact is believed by management at the time to be infrequent or short-term in nature, which management believes may distort the Company’s underlying performance trends.
• Non-GAAP measures are not in accordance with, nor are they a substitute for, GAAP measures. The Company’s non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the comparable
GAAP financial measures, and should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP. While the Company believes that non-GAAP financial measures provide useful supplemental information to investors, there are very significant limitations associated with their use.
Non-GAAP financial measures are not prepared in accordance with GAAP, may not be reported by all of the
Company’s competitors and may not be directly comparable to similarly titled measures of the Company’s competitors due to potential differences in the exact methods of calculation. The Company compensates for these limitations by using these non-GAAP financial measures as supplements to GAAP financial measures and by reviewing the reconciliations of the non-GAAP financial measures to their most comparable GAAP financial measures.
• A reconciliation of non-GAAP financial measures with GAAP financial measures is attached to the end of this presentation.

Mission Statement
Our mission is to become the financial institution of choice in
Northeast Ohio.
We will accomplish this with high quality people dedicated to serving our customers, shareholders and the communities in
which we operate.
We will offer high quality products and services to better serve consumers and businesses.

Priorities
Improve operating performance and trends.
Address regulatory order.
Improve asset quality.
Enhance revenue generation.
Improve infrastructure.
Expand and enhance products and services.
Strengthen the depth of talent.

Net loss of $9.7 million ($0.38 per share) for the fiscal year ended
June 30, 2011.
Earnings improvement constrained by the economic environment and credit related costs.
Pre-tax, pre-provision income of $4.5 million in fiscal 2011 compared with $1.6 million in fiscal 2010, excluding $17.6 million gain on debt cancellation.
Strong mortgage banking activities in 2011 from a continued lower rate environment. Mortgage revenue $2.0 million higher than prior fiscal year.
Net interest margin improvement of 40 basis points over prior fiscal year to
2.95%, with improved liquidity position and reduction in overall risk profile.
Successfully managed expenses while accelerating problem asset resolution, improving the infrastructure, and investing in personnel to expand the business lines as part of our transition.
Financial Results

Strengthen Balance Sheet
Repaid the $50 million repurchase agreement while maintaining a strong liquidity position. This resulted in continued improvement in the risk profile of the balance sheet.
Retired the remaining brokered deposits while maintaining strong core deposit levels.
Sold a portion of the mortgage-backed securities portfolio which boosted non-interest income by $1.2 million.

Address Regulatory Order
October 2009, entered into an agreement with the Office of Thrift
Supervision (OTS) which required PVFC and the bank to:
By 12/31/09 - meet and maintain core capital of at least 8.0% and total risk-based capital of at least 12.0%.
By 12/31/10 - reduce adversely classified assets to no more than 50%
of core capital plus the Allowance for Loan and Lease Losses (ALLL).
By 12/31/10 - reduce adversely classified assets and assets designated as special mention to no more than 65% of core capital plus ALLL.

Address Regulatory Order
At 6/30/11, Park View’s capital ratios remained strong and exceeded prescribed regulatory levels.
The ratios were as follows:
6/30/2011 Requirement
Core Capital 8.63% 8.00%
Total Risk-Based Capital 12.87% 12.00%

Address Regulatory Order
The Company continues progress toward achieving the adversely classified assets ratios prescribed by regulators.
Asset quality ratios have improved as follows:
Adversely Classified Assets to Core Capital plus ALLL:
Adversely Classified Assets plus Assets Designated as Special
Mention to Core Capital plus ALLL:
*Ratios when factoring an additional $3 million of available capital.
Target
50.00%
6/30/10
88.60%
12/31/10
73.83%
6/30/11
68.60%
9/30/11
65.72%
9/30/11*
63.46%
Target
65.00%
6/30/10
117.32%
12/31/10
96.44%
6/30/11
87.80%
9/30/11
84.78%
9/30/11*
81.86%

Address Regulatory Order
We continue to maintain a positive relationship with our regulators following the transition this past July from the Office of Thrift
Supervision (OTS) to the Office of the Comptroller of the Currency
(OCC), for supervisory oversight for the Bank, and to the Federal
Reserve Bank (FRB) for supervisory oversight for PVF Capital Corp.

Improve Asset Quality
Have established targeted reduction plans relative to problem assets.
Non-performing assets declined 25% during fiscal 2011.
Significant progress made toward our objective of meeting the requirements of the regulatory order. Our objective is to meet the regulatory target asset quality metrics by June 30, 2012.

Enhance Revenue Generation
Broadened our product offerings to generate revenue, enhance long-term profitable growth and strengthen our position in the marketplace as a community bank.
Expanded commercial banking and small business lending capabilities.
Initiated a focused SBA lending effort that is already generating revenue.
Continued to expand our residential mortgage product offerings and improve delivery.
Introduced a completely new line of consumer and business products including Treasury Management and Private Banking services.
Launched a newly redesigned website.
Introduced Park View Online, a new online banking and bill pay platform with enhanced consumer and business capabilities.
Sales force emphasis to cross-sell products and services in order to deepen customer relationships.

Improve Infrastructure
Infrastructure enhancements include systems, products and services.
Systems:
Successful transition from a hosted to a service bureau environment with the same core system provider.
New modules – program/software upgrades to streamline and enhance operations.
We continue to dramatically reduce the customization in our systems and processes.
We continue to invest in our operating systems to streamline processes, enhance performance and improve efficiencies.

Expand and Enhance
Products and Services
Products and Services:
Online Banking
We recently introduced Park View Online, a new and enhanced online banking and bill pay platform that will offer additional capabilities to our business and retail customers.
Consumer products
Improved checking and savings accounts
FHA purchase and refinance loans
Enhanced home equity line of credit product
New business and Treasury Management products
Checking and savings accounts, including account analysis
SBA loans
ACH collections and disbursements through online banking
Wire Transfers through online banking
Remote Deposit Capture
Line of Credit Sweep product

Expand and Enhance
Products and Services
Future enhancements will include:
Online, real-time ATM and Debit Card capabilities
New nationwide ATM network (NYCE) and ATM machines
Mobile banking
Jumbo mortgage loans
Private Banking branded checking account and Debit Card
Consumer lending products, including auto lending

17 Jim Baemel SVP, SBA Lending Scott Keasel AVP, SBA Lending Ellen Minadeo VP, Private Banking Steve Levy VP, C & I Lending Strengthen the Depth of Talent

Looking Forward
Aggressively pursue resolution of regulatory issues.
Continued improvement in core earnings.
Add depth through the continued addition of talented professionals.
Continued commitment to delivering positive results to our
shareholders and constituents as we establish Park View as an important community bank in Northeast Ohio.
Focus on building revenue generating capabilities.

Non-GAAP to GAAP Reconciliation
A reconciliation of net earnings reported under generally accepted accounting principles to pre-tax, pre-credit provision income for the fiscal years ending 2011 and 2010 is as follows (dollars in millions):
2011 2010
Net income (loss) $(9.7) $ 1.4
Federal income tax provision  0.1 0.7
Pre-tax income (loss) (9.6) 2.1
Provision for loan losses 13.5 14.9
Loss/write-down on real estate owned 1.8 2.2
Securities gains (1.2) 0.0
Less nonrecurring gains on cancellation of debt 0.0 (17.6)
Pre-tax, pre-credit provision income $ 4.5 $ 1.6

20 Thank you for your continued support. Celebrating Over 90 Years of Community Banking.